Investor Presentation ROTH Conference March 13-16, 2011 NYSE Amex: DRJ Exhibit 99.1

DREAMS
INCORPORATED

Statements contained in this presentation, which are not historical facts, are forward-looking statements. The forward-looking statements in this presentation are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements made herein contain a number of risks and uncertainties that could cause actual results to differ materially.
These risks and uncertainites include, but are not limited to, specific factors impacting the company's business including increased competition; the ability of the company to expand its operations and attract and retain qualified personnel, the uncertainty of consumer's desires for sports and celebrity memorabilia; the availability of product; availability of financing; the ability to sell additional franchises; and general economic conditions.

DREAMS
INCORPORATED

NYSE Amex: DRJ

Company Profile
• Publically traded on the NYSE Amex Platform
• 450 Employees
• 65+ eCommerce sites, 14 stores, 3 catalogs, 2 mfg companies, 1 game-day
• 207,000 sq. ft. Retail Headquarters in Northbrook, IL
• Massive fan shop product offering with over 200,000 SKU’s
• NFL, NBA, MLB, NHL, CLC and NASCAR licensee
• Industry proven, proprietary technology with ongoing enhancements
• Mid-2010, infused $8M of growth capital from institutional investors
• July 2010, re-financed our $20 million credit facility at reduced interest rates
Dreams, Inc. is a technology driven, vertically integrated, multi-channel retailer focused on the sports licensed product and memorabilia marketplace.

eCommerce Revenue
$90,000,000
$80,000,000
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
2006
2007
2008
2009
2010

DREAMS
INCORPORATED

Our Growth
Every year we “Raise the Bar”
• 10 consecutive years of double
digit eCommerce growth
• Monday, Nov. 29, 2010 -
Generated single day record
with over 41,000 orders
received
• 2010 Delivered a record$84.7M
• 2010 Ranked at 17
th
fastest
growing retail chain
• 2010 Ranked 58 largest
apparel/accessory online
retailer

Aol.
Majestic
NBC Sports
JCPenney

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CHARGERS
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JCPenney

Majestic

Aol.

NCAA

Sears

PROSPORTS
MEMORABILIA

NBC Sports

USA TODAY

SFGate

Star Struck

Chicago Tribune

NATIONAL BASEBALL HALL OF FAME

CHICAGO BULLS

DAN MARINO

THE BALTIMORE SUN

MOUNTED MEMORIES

BC SPORTS

RotoWORLD.com

Wizards

V

DREAMS
INCORPORATED

Key E-Commerce Partners

JCPenney

DREAMS

JCPenney
SportsFan Shop
track order | customer service
back to jcp.com
sign up for offers
all sports
nfl
mlb
nba
nhl
ncaa
nascar
shopping bag
0 items
$0.00
sports fan shop
shop by league
NFL
MLB
NCAA
NASCAR
shop by product
Men
Women
Kids
Home Store
Big & Tall
Jewelry & Watches
Memorabilia
Baby
SportsFan Shop
MENS NCAA
SHOP NOW
24.99
SALE 3-PACK TEES
29.99
VINTAGE SCRUM TEES
1
2
3
Men
Women
Kids
Home Store
Big & Tall
Jewelry & Watches
Memorabilia
Baby
shop by team
Select NFL Team
Select MLB Team
Select NBA Team
Select NHL Team
Select NCAA School
Select NASCAR Driver
home | other products & services | store locator | gift cards | catalogs | para ayuda | credit card | about us | contact us | copyright privacy

Philadelphia Eagles Team Site
Account Login | Order Tracking | Customer Service | Sign Up & Save | Bookmark | 0 items in My Cart
OFFICIAL PHILADELPHIA EAGLES
ONLINE STORE
SEARCH
MEN'S WOMEN'S KIDS JERSEYS HEADWEAR COLLECTIBLES HOME & OFFICE NOVELTY CLEARANCE
888-247-8833
1960 COLLECTION
SHOP OUR DIGITAL CATALOG
TACKLING BREAST CANCER
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FASHION SHOW
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FEATURED GEAR
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OFFICIAL PHILADELPHIA EAGLES
ONLINE STORE
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DREAMS
INCORPORATED

DREAMS

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OFFICIAL TEAM STORE OF THE
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OFFICIAL TEAM STORE OF THE
TEXAS LONGHORNS
LONGHORNS LTD.
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MEN'S
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DREAMS INCORPORATED

DREAMS RETAIL

Custom Fan Shop

$100 $3,000 $17,000 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2007 2008 2009 2010 Sales Syndication Revenues (Dollar amounts in thousands) $34,000

Testimonials
Philadelphia Eagles
“Dreams has been hosting our online Store and we have seen significant gains, most notably a 2.25X YOY increase in traffic and well over 50% YOY in sales. In addition to these gains, we have enjoyed substantial platform improvements that have greatly enhanced our SEO…The team at Dreams has proven to be both attentive and responsive, and the creative, interactive, and technology resources assigned to our account are second-to-none. Improvements in shop-ability, database structure, email deliverability, and customer experience have no doubt led to our revenue increases. The platform improvements have allowed us to post record sales numbers and maximize our key marketing initiatives in 2009. Dreams is a company that is committed to continuous improvement and A/B testing when it comes to their processes and platform. Last but not least, their customer service and operational excellence rounds out their entire solution. Aswe continue to develop our relationship with Dreams, I have no doubt we will see significant annual growth for years to come.”
Brendan McQuillan, Director of Merchandise
University of Texas
“We have recently partnered with Dreams Retail and the results have been immediate. Their management of our online, gameday, and retail operations have been tremendously successful. Dreams Retail has provided our fans with a wide selection of products, first-class retail operation, and the top online platform in ecommerce. We highly recommend their services to potential partners in the collegiate and professional ranks.”
Jim Baker, Associate Athletics Director for Events and Operations
University of Miami
“Dreams just took over our ecommerce and we have been extremely satisfied. We were looking for a partner that could grow our business through a strong ecommerce platform, great customer service experience, creative marketing initiatives, and a commitment to excellence. To date, we have been extremely pleased and look forward to this partnership for many years.”
Chris Freet, Associate Athletic Director for Communication
NCAA Football
“Dreams Inc. has been tremendous in increasing incremental revenue in the online retail space for NCAA Football. We have been in partnership with them for seven months now and they have far exceeded our expectations. When we began our search for a new partner to manage our online store, their experience in the online retail space, coupled with their extensive merchandise selection and aggressive marketing plan, made them stand out amongst the competition. Their customer service team is dedicated to maximizing exposure and capitalizing on the "hot market" items. The increase in exposure due to their efforts in enhancing our SEO presence has been very beneficial in driving traffic to our store. We are very happy with the results Dreams, Inc. has generated early in our new partnership. I would highly recommend them to anyone looking to boost or generate new revenue through e-commerce.”
David Bertram, Executive Director
San Diego Chargers
“We have been very impressed with all facets of the Dreams team since the launch of our new site in 2010. They have provided us with a first class platform that will not only allow us to maximize our ecommerce revenue potential but will also provide our customers with a great brand and shopping experience. We know thatwe made the correct choice in selecting Dreams Retail as our ecommerce provider. They are on the cutting edge of technology and marketing. Dreams is always looking for ways to continuously improve in order to provide a better experience for both their clients and our customers.”
Ken Derrett, Senior VP and Chief Marketing Officer

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DREAMS INCORPORATED

DREAMS

Our flagship brand: Over $50M in online sales– 2010 (Up 19%)

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DREAMS
RETAIL

Full Suite of Multi-channel Syndication Services

DREAMS
INCORPORATED

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LONGHORNS LTD.
OFFICIAL TEAM STORE OF THE
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DREAMS
INCORPORATED

Retail Kiosk
Dreams can enhance the consumer retail
experience through electronic kiosks.
•
Kiosks are 50” HD Flat Screens with
touch-screen technology
•
User interface optimally designed for
touch screen interaction with near life
size, high-res imagery
•
Consumers can access all product
lines, regardless of store availability.
•
Alternative to long lines during holiday
season
•
Customers can have items shipped to
the store or shipped to their home
•
When properly executed these kiosks
have increased retail sales by over
20% per month

Distribution Center

Manufacturing Capabilities

NFL

NBA

NHL

NASCAR

DREAMS

INCORPORATED

MAJOR LEAGUE BASEBALL
PLAYERS
©MLBPA

SIGNATURE PRODUCT

MONROE

THE BEATLES

NICKLAUS

DREAMS
INCORPORATED

Dreams is an Official Licensee of

Source: The Licensing Letter
$11.3
$12.7
$12.6
$13.4
$13.9
$13.7
$13.0
$12.5
$14.0
2002 2003 2004 2005 2006 2007 2008 2009 2010
Retail Sales of Sports Licensed Merchandise
(U.S. & Canada, in Billions)
Our Industry

(in Millions)

$111
$86
$82
$60
$56
$43
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
FY '06
FY '07
9 mths ending 12/31/07
2008
2009
2010

Our Revenues

100
90
80
70
60
50
40
30
20
10
0
44%
57%
65%
70%
76%
2006
2007
2008
2009
2010
E-Comm
Total

DREAMS

as a Percentage of Overall Sales in Millions A Telling Trend E-Commerce Revenue

EBITDA

Dollars in Thousands
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
$1,747
$2,727
$3,161
$659
$4,000
Fiscal 2006
Fiscal 2007
*9 months ended 12/31/07
Calendar 2008
Calendar 2009
Calendar 2010
(Projected)

* Company changed its fiscal year end from 3/31 to 12/31. Profitability

NYSE Amex: DRJ www.DreamsCorp.com